UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

CHICOPEE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	0-51996	20-4840562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Center Street, Chicopee, Massachusetts	01013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 594-6692

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

          On November 3, 2011, Chicopee Bancorp, Inc. (the, “Company”), the holding company for Chicopee Savings Bank, announced that the Company has completed its fifth stock repurchase program which was announced on November 19, 2010. The Company acquired 303,004 shares, or approximately 5% of the Company’s then outstanding common stock, at an average purchase price of approximately $13.84 per share. On September 30, 2011, the Company announced the adoption of its sixth repurchase program to acquire up to 287,000 shares of its outstanding common stock. The press release announcing the completion of the Company’s fifth stock repurchase program is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	Exhibit 99.1	Earnings Press Release dated November 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICOPEE BANCORP, INC.
(Registrant)

Date:	November 3, 2011	By:	/s/ Guida R. Sajdak
Guida R. Sajdak
Senior Vice President,
Chief Financial Officer and Treasurer